UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                      -----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934
                      -----------------------------------


       Date of Report (Date of earliest event reported):  November 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-4H)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82146-01                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-4H (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On November 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
------------------------------------------------------------------------------

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 29, 2002        By:   /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2002

                                       -5-

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


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1     250,321,000.00    209,049,481.60  16,200,016.80   1,175,898.86     17,375,915.66      0.00         0.00      192,849,464.80
AP1        574,016.00        550,340.56      39,711.35           0.00         39,711.35      0.00         0.00          510,629.21
A2      29,245,000.00     20,839,811.34   2,689,204.98     117,223.94      2,806,428.92      0.00         0.00       18,150,606.36
AP2         99,562.00         11,852.84          10.94           0.00             10.94      0.00         0.00           11,841.90
B1       2,897,000.00      2,879,100.74       2,322.01      16,194.88         18,516.89      0.00         0.00        2,876,778.73
B2       2,462,000.00      2,446,788.41       1,973.35      13,763.13         15,736.48      0.00         0.00        2,444,815.06
B3       2,028,000.00      2,015,469.90       1,625.49      11,336.98         12,962.47      0.00         0.00        2,013,844.41
B4         579,000.00        575,422.62         464.08       3,236.74          3,700.82      0.00         0.00          574,958.54
B5         434,000.00        431,318.50         347.86       2,426.16          2,774.02      0.00         0.00          430,970.64
B6       1,014,435.00      1,008,167.96         813.09       5,670.92          6,484.01      0.00         0.00        1,007,354.87
R              100.00              0.00           0.00         166.66            166.66      0.00         0.00                0.00
TOTALS 289,654,113.00    239,807,754.47  18,936,489.95   1,345,918.27     20,282,408.22      0.00         0.00      220,871,264.52

AX1     22,409,360.00     18,020,718.01           0.00     101,366.15        101,366.15      0.00         0.00       16,661,013.85
AX2      2,765,714.00      1,876,129.47           0.00      10,553.23         10,553.23      0.00         0.00        1,634,439.38
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      86358RWY9     835.12562510      64.71697061      4.69756377     69.41453438   770.40865449      A1           6.750000 %
AP1     86358RWZ6     958.75473854      69.18160818      0.00000000     69.18160818   889.57313037      AP1          0.000000 %
A2      86358RXB8     712.59399350      91.95435049      4.00834125     95.96269174   620.63964302      A2           6.750000 %
AP2     86358RXC6     119.04983829       0.10988128      0.00000000      0.10988128   118.93995701      AP2          0.000000 %
B1      86358RXE2     993.82144978       0.80152226      5.59022437      6.39174663   993.01992751      B1           6.750000 %
B2      86358RXF9     993.82145004       0.80152315      5.59022340      6.39174655   993.01992689      B2           6.750000 %
B3      86358RXG7     993.82144970       0.80152367      5.59022682      6.39175049   993.01992604      B3           6.750000 %
B4      N/A           993.82145078       0.80151986      5.59022453      6.39174439   993.01993092      B4           6.750000 %
B5      N/A           993.82142857       0.80152074      5.59023041      6.39175115   993.01990783      B5           6.750000 %
B6      N/A           993.82213745       0.80152006      5.59022510      6.39174516   993.02061739      B6           6.750000 %
R       86358RXH5       0.00000000       0.00000000  1,666.60000000  1,666.60000000     0.00000000      R            6.750000 %
TOTALS                827.91075185      65.37621632      4.64663959     70.02285592   762.53453553

AX1     86358RXA0     804.16031560       0.00000000      4.52338443      4.52338443   743.48459081      AX1          6.750000 %
AX2     86358RXD4     678.35266770       0.00000000      3.81573438      3.81573438   590.96471291      AX2          6.750000 %
--------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                                      -6-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 25, 2002

Total Scheduled Principal Amounts                       193,538.47
Group 1 Scheduled Principal Amounts                     176,236.95
Group 2 Scheduled Principal Amounts                     17,301.52

Total Unscheduled Principal Amounts                     18,742,951.48
Group 1 Unscheduled Principal Amounts                   16,070,260.33
Group 2 Unscheduled Principal Amounts                   2,672,691.15

Total Net Liquidation Proceeds                          0.00
Group 1 Net Liquidation Proceeds                        0.00
Group 2 Net Liquidation Proceeds                        0.00

Total Insurance Proceeds                                0.00
Group 1 Insurance Proceeds                              0.00
Group 2 Insurance Proceeds                              0.00

Aggregate  Advances                                     0.00
Group 1  Aggregate  Advances                            0.00
Group 2 Aggregate  Advances                             0.00

Aggregate Ending Principal Balance                      220,871,264.53
Group 1 Aggregate Ending Principal Balance              201,729,367.41
Group 2 Aggregate  Ending Principal Balance             19,141,897.12

 Aggregate Non-Po Ending Principal Balance              220,348,793.42
Group 1 Non-Po Aggregate Ending Principal Balance       201,218,738.34
Group 2 Non-Po Aggregate  Ending Principal Balance       19,130,055.65

Current Period Realized Losses                          0.00
Group 1 Current Period Realized Losses                  0.00
Group 2 Current Period Realized Losses                  0.00

Fraud Loss Limit                                        5,793,082.00
Bankruptcy Loss Loss Limit                              173,725.00
Special Hazard Loss Loss Limit                          2,896,541.00

Bankruptcy Losses                                       0.00
Group 1 Bankruptcy Losses                               0.00
Group 2 Bankruptcy Losses                               0.00

Fraud Losses                                            0.00
Group 1 Fraud Losses                                    0.00
Group 2 Fraud Losses                                    0.00

Special Hazard Losses                                   0.00
Group 1 Special Hazard Losses                           0.00
Group 2 Special Hazard Losses                           0.00

Servicing Fees                                          89,263.59
Master Servicing Fee (including Retained Interest)       0.00
Trustee Fees                                            699.44

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 25, 2002

Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
--------------------
Category              Number       Principal Balance            Percentage
1 Month                  21            2,287,764.03                  1.13 %
2 Month                   3              287,463.35                  0.14 %
3 Month                   4              524,178.58                  0.26 %
Total                    28            3,099,405.96                  1.53 %

 Group 2
--------------------
Category              Number       Principal Balance            Percentage
1 Month                   2              637,448.41                  3.33 %
2 Month                   0                    0.00                  0.00 %
3 Month                   0                    0.00                  0.00 %
 Total                    2              637,448.41                  3.33 %

 Group 3
--------------------
Category              Number       Principal Balance            Percentage
1 Month                   23            2,925,212.44                  1.32 %
2 Month                    3              287,463.35                  0.13 %
3 Month                    4              524,178.58                  0.24 %
 Total                    30            3,736,854.37                  1.69 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure


 Group 1
------------------
         Number           Principal Balance           Percentage
           3                253,509.13                 0.13 %

 Group 2
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           3                253,509.13                 0.11 %


Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
------------------
         Number           Principal Balance           Percentage
           2                167,770.64                 0.08 %


 Group 2
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %
Group Totals
------------------
         Number           Principal Balance           Percentage
           2                167,770.64                 0.08 %

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 25, 2002


Aggregate Outstanding Interest Shortfalls

Class a1 shortfall                              0.00
Class a2 shortfall                              0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00

Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class a1 shortfall                              0.00
Class a2 shortfall                              0.00
Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Relief Act Interest Shortfalls

Class A1 Relief Act Interest Shortfall          4.47
Class A2 Relief Act Interest Shortfall            0.00
Class AX1 Relief Act Interest Shortfall          0.39
Class AX2 Relief Act Interest Shortfall           0.00
Class B1 Relief Act Interest Shortfall            0.06
Class B2 Relief Act Interest Shortfall            0.05
Class B3 Relief Act Interest Shortfall            0.04
Class B4 Relief Act Interest Shortfall            0.01
Class B5 Relief Act Interest Shortfall            0.01
Class B6 Relief Act Interest Shortfall            0.02
Class R Relief Act Interest Shortfall             0.00
Total Relief Act Interest Shortfall               5.05




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